SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: December 2, 2005


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- - ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              1020 W. Timbervale Trail, Highlands Ranch, CO   80219
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

This amended 8-K is filed to amend the 8K dated November 7, 2005 as to Item 3.02

Section 3 - Securities Trading Markets


Item 3.02 Unregistered Sales of Equity Securities

     454,000 restricted common shares were issued in satisfaction of a $113,500 cash advance to 2 persons pursuant to the exemption from Registration under
Section 4(2). Proceeds were uses previously to pay corporate debt.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 2, 2005                         LIFE USA, INC.


                                                  By: /s/ Mickey Schuett
                                                  ---------------------------
                                                  Mickey Schuett, President